                                                                     Exhibit 25

        THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T

================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                              ____________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

48 Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                (Zip code)


                              ____________________


                                 ANACOMP, INC.
              (Exact name of obligor as specified in its charter)


Indiana                                                 35-1144230
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

11550 North Meridian Street
P.O. Box 40888
Indianapolis, Indiana                                   46240
(Address of principal executive offices)                (Zip code)

                              ____________________

                       _ % Senior Secured Notes due 2002
                      (Title of the indenture securities)


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



1.     GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
       TRUSTEE:

       (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

       Superintendent of Banks of the State of     2 Rector Street, New York,
       New York                                    N.Y. 10006, and Albany, N.Y.

       Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                   N.Y. 10045

       Federal Deposit Insurance Corporation       Washington, D.C. 20429

       New York Clearing House Association         New York, New York

       (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.  (See Note on page 3.)

16.    LIST OF EXHIBITS.

       EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

       1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

       4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

       7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


       Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

       Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE



       Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of March, 1995.


                                           THE BANK OF NEW YORK


                                           By: /s/ Lloyd A. McKenzie
                                               ---------------------------
                                               Name:  Lloyd A. McKenzie
                                               Title: Assistant Vice President

                                                                Exhibit 7
              -----------------------------------------------------------

                            Consolidated Report of Condition of
                                    THE BANK OF NEW YORK
                        of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries, a member
                   of the Federal Reserve System, at the close of business September 30, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
                   ASSETS                                   in Thousands
                   Cash and balances due from depos-
                     itory institutions:
                     Noninterest-bearing balances and
                       currency and coin ................    $ 2,833,550
                     Interest-bearing balances ..........        701,828
                   Securities:
                     Held-to-maturity securities ........      1,359,569
                     Available-for-sale securities ......      1,725,600
                   Federal funds sold in domestic
                     offices of the bank ................      5,350,368
                   Loans and lease financing
                     receivables:
                     Loans and leases, net of unearned
                       income ...........................     24,252,467
                     LESS: Allowance for loan and
                       lease losses .....................        629,631
                     LESS: Allocated transfer risk
                       reserve ..........................         30,661
                     Loans and leases, net of unearned
                       income, allowance, and reserve         23,592,175
                   Assets held in trading accounts ......      1,354,396
                   Premises and fixed assets (including
                     capitalized leases) ................        629,219
                   Other real estate owned ..............         51,372
                   Investments in unconsolidated
                     subsidiaries and associated
                     companies ..........................        178,742
                   Customers' liability to this bank on
                     acceptances outstanding ............        996,184
                   Intangible assets ....................         76,599
                   Other assets .........................      1,498,770
                                                             -----------
                   Total assets .........................    $40,348,372
                                                             ===========

                   LIABILITIES
                   Deposits:
                     In domestic offices ................    $19,692,982
                     Noninterest-bearing ................      8,179,472
                     Interest-bearing....................     11,513,510
                     In foreign offices, Edge and
                     Agreement subsidiaries, and IBFs ...     10,034,789
                     Noninterest-bearing ................         57,902
                     Interest-bearing ...................      9,976,887
                   Federal funds purchased and secu-
                     rities sold under agreements to re-
                     purchase in domestic offices of
                     the bank and of its Edge and
                     Agreement subsidiaries, and in
                     IBFs:
                     Federal funds purchased ............      1,240,870
                     Securities sold under agreements
                       to repurchase ....................         37,612
                   Demand notes issued to the U.S.
                     Treasury ...........................        197,519
                   Trading liabilities ..................        975,739
                   Other borrowed money:
                     With original maturity of one year
                       or less ..........................      1,621,466
                     With original maturity of more than
                       one year .........................         33,955
                   Bank's liability on acceptances exe-
                     cuted and outstanding ..............        997,024
                   Subordinated notes and debentures ....      1,062,320
                   Other liabilities ....................      1,450,981
                                                             -----------
                   Total liabilities ....................     37,345,257
                                                             ===========

                   EQUITY CAPITAL
                   Common stock ........................         942,284
                   Surplus .............................         525,666
                   Undivided profits and capital
                     reserves ..........................       1,577,819
                   Net unrealized holding gains
                     (losses) on available-for-sale
                     securities ........................      (   36,779)
                   Cumulative foreign currency transla-
                     tion adjustments ..................      (    5,875)
                                                             -----------
                   Total equity capital ................       3,003,115
                                                             -----------
                   Total liabilities and equity
                     capital ...........................     $40,348,372
                                                             ===========


                        I, Robert E. Keilman, Senior Vice President and
                   Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                        Robert E. Keilman

                        We, the undersigned directors, attest to the
                   correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                        Thomas A. Renyi     ]
                        J. Carter Bacot     ]    Directors
                        Alan R. Griffith    ]


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